Morgan Stanley Short-Term U.S. Treasury Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001

Dear Shareholder:

The U.S. economy contracted during the six-month period ended November 30, 2001. At first the slowdown resulted primarily from an inventory correction, especially in the telecommunications and technology sectors. Consequently, manufacturing became particularly weak. Consumer spending subsequently slowed as consumer confidence softened. Toward the end of the summer, the economy began to show some improvement. However, the attacks of September 11 and subsequent events constituted a further shock to the economy. By the end of the period, an already faltering economy was clearly in recession.

As the extent of the economic slowdown became evident, the Federal Reserve Board continued the series of easing moves it began in January. With the economy appearing to be stabilizing through the summer, the Fed cut the federal funds rate by only an additional 0.50 percent (from 4 percent to 3.50 percent) from the end of May until September 11. Then, with the fallout from the terrorist attacks creating an urgent need for economic stimulus, the Fed slashed the federal funds rate to 2 percent by the end of the review period (with an additional cut to 1.75 percent in early December).

The post-September domestic situation is unprecedented, making it impossible to forecast the degree of an additional slowdown or the timing of an eventual recovery. However, between the Fed's monetary stimulus and the combination of the government's fiscal tax relief and spending increases, we are optimistic that the economy will improve. It is noteworthy that both the Fed's monetary stimulus and the fiscal tax relief provided by the government started well before the terrorist attacks, thus providing the economy with an underpinning when the September shock occurred. Furthermore, the subsequent monetary and fiscal policy responses suggest that there will be a strong basis for an eventual recovery.

Against this backdrop, U.S. interest rates dropped further, although they appeared to have reversed direction by the end of the period. The yield on two-year U.S. Treasury notes fell by 135 basis points, from 4.19 percent to 2.84 percent at the end of November. At the closing low on November 7, the two-year note yield was a scant 2.30 percent. Yields on Treasury bills dropped even further, from 3.62 percent at the end of May to 1.73 percent at the close of November.

Morgan Stanley Short-Term U.S. Treasury Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2001 continued

Performance and Portfolio Strategy

For the six-month period ended November 30, 2001, Morgan Stanley Short-Term U.S. Treasury Trust produced a total return of 3.82 percent compared to 4.64 percent for the Lehman Brothers U.S. Government Index (1-3 Year).*

The Fund maintained a shorter duration than its benchmark index during the period, which hindered its relative performance. Duration is a measure of sensitivity to changes in interest rates. The longer the duration, the more pronounced the effect of an interest-rate change. Generally, when interest rates fall, bond prices rise.

The Fund ended the period with net assets of approximately $398.7 million, which were invested in U.S. Treasuries and had a weighted average effective duration of approximately 1.45 years. The Fund continues to offer investors income free from state and local taxes in all 50 states and the District of Columbia.

Looking Ahead

We believe that economic growth will remain weak during the months ahead and that inflation will stay at acceptable levels. Moreover, there may be further scope for modest additional reduction in the federal funds rate. We expect the economy to return to the growth track, perhaps by the middle of next year. Such a scenario would likely create upward pressure for short-term Treasury yields, which would adversely affect the performance of the Fund. We expect to make adjustments to the Fund's maturity and portfolio composition as conditions warrant and attractive opportunities become available.

We appreciate your ongoing support of Morgan Stanley Short-Term U.S. Treasury Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN

Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

---------------------
*The Lehman Brothers U.S. Government Index (1-3 Year) is a sub-index of the
 Lehman Brothers U.S. Government Index and is comprised of U.S. agency and Treasury securities with maturities of one to three years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Short-Term U.S. Treasury Trust
FUND PERFORMANCE - NOVEMBER 30, 2001

   AVERAGE ANNUAL TOTAL RETURNS
----------------------------------
1 Year                     7.98%(1)
5 Years                    5.62%(1)
10 Years                   5.28%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

---------------------
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

Morgan Stanley Short-Term U.S. Treasury Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE        VALUE
------------------------------------------------------------------------------------------------
            U.S. Government Obligations (89.9%)
            U.S. Treasury Notes
$ 50,500    03/31/03....................................................   4.25%   $ 51,766,439
  66,300    02/15/04....................................................   4.75      68,838,031
 169,750    11/30/02....................................................   5.75     175,896,817
  32,575    05/15/05....................................................   6.75      35,768,881
  23,300    02/15/05....................................................   7.50      26,082,346
                                                                                   ------------
            Total U.S. Government Obligations (Cost $357,153,628)...............    358,352,514
                                                                                   ------------
            Short-Term Investments (a) (13.6%)
            U.S. Government Obligations
            U.S. Treasury Bills
   3,300    02/07/02....................................................   1.80       3,288,051
   2,900    01/10/02....................................................   1.825      2,894,120
     700    12/06/01....................................................   1.92         699,813
   2,700    12/13/01....................................................   1.96       2,698,236
  10,460    02/14/02....................................................   2.00      10,423,094
   4,700    12/27/01....................................................   2.03       4,693,109
  14,800    01/10/02....................................................   2.085     14,765,713
   3,000    01/03/02....................................................   2.15       2,994,088
   5,100    12/13/01....................................................   2.16       5,096,328
   6,900    12/20/01....................................................   2.20       6,891,988
                                                                                   ------------
            Total Short-Term Investments (Cost $54,440,070).....................     54,444,540
                                                                                   ------------
            Total Investments (Cost $411,593,698) (b)...................  103.5%    412,797,054
            Liabilities in Excess of Other Assets.......................   (3.5)    (14,081,221)
                                                                          -----    ------------
            Net Assets..................................................  100.0%   $398,715,833
                                                                          =====    ============

---------------------
    (a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
    (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,032,846 and the aggregate gross unrealized depreciation is $829,490, resulting in net unrealized appreciation of $1,203,356.

                       See Notes to Financial Statements

Morgan Stanley Short-Term U.S. Treasury Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
November 30, 2001 (unaudited)

Assets:
Investments in securities, at value
  (cost $411,593,698)...............  $412,797,054
Cash................................         3,846
Receivable for:
    Investments sold................    18,695,745
    Interest........................     1,941,866
    Shares of beneficial interest
      sold..........................     1,734,395
Prepaid expenses and other assets...        61,663
                                      ------------
    Total Assets....................   435,234,569
                                      ------------
Liabilities:
Payable for:
    Investments purchased...........    35,696,062
    Shares of beneficial interest
      repurchased...................       415,866
    Distribution fee................       112,611
    Investment management fee.......       112,611
    Dividends to shareholders.......        85,720
Accrued expenses and other
  payables..........................        95,866
                                      ------------
    Total Liabilities...............    36,518,736
                                      ------------
    Net Assets......................  $398,715,833
                                      ============
Composition of Net Assets:
Paid-in-capital.....................  $415,557,109
Net unrealized appreciation.........     1,203,356
Dividends in excess of net
  investment income.................    (6,055,010)
Accumulated net realized loss.......   (11,989,622)
                                      ------------
    Net Assets......................  $398,715,833
                                      ============
Net Asset Value Per Share,
  39,800,735 shares outstanding
  (unlimited shares authorized of
  $.01 par value)...................         $10.02
                                      =============

Statement of Operations
For the six months ended November 30, 2001
  (unaudited)

Net Investment Income:
Interest Income......................  $ 7,778,311
                                       -----------
Expenses
Distribution fee.....................      600,218
Investment management fee............      600,218
Transfer agent fees and expenses.....       88,239
Registration fees....................       51,281
Professional fees....................       32,699
Shareholder reports and notices......       21,418
Trustees' fees and expenses..........       14,365
Custodian fees.......................        4,200
Other................................        8,854
                                       -----------
    Total Expenses...................    1,421,492
Less: expense offset.................       (3,478)
                                       -----------
    Net Expenses.....................    1,418,014
                                       -----------
    Net Investment Income............    6,360,297
                                       -----------
Net Realized and Unrealized Gain:
Net realized gain....................    5,980,085
Net change in unrealized
  depreciation.......................        6,988
                                       -----------
    Net Gain.........................    5,987,073
                                       -----------
Net Increase.........................  $12,347,370
                                       ===========

                       See Notes to Financial Statements

Morgan Stanley Short-Term U.S. Treasury Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                                 FOR THE SIX      FOR THE YEAR
                                                                MONTHS ENDED         ENDED
                                                              NOVEMBER 30, 2001   MAY 31, 2001
                                                              -----------------   ------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $  6,360,297      $ 15,725,148
Net realized gain...........................................       5,980,085         4,740,749
Net change in unrealized depreciation.......................           6,988         3,394,189
                                                                ------------      ------------
    Net Increase............................................      12,347,370        23,860,086
Dividends to shareholders from net investment income........     (10,609,926)      (15,728,547)
Net increase from transactions in shares of beneficial
  interest..................................................      88,781,627        32,132,216
                                                                ------------      ------------
    Net Increase............................................      90,519,071        40,263,755
Net Assets:
Beginning of period.........................................     308,196,762       267,933,007
                                                                ------------      ------------
End of Period
(Including dividends in excess of net investment income of
$6,055,010 and $0, respectively)............................    $398,715,833      $308,196,762
                                                                ============      ============

                       See Notes to Financial Statements

Morgan Stanley Short-Term U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Short-Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the respective life of the securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Short-Term U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the six months ended November 30, 2001, the distribution fee was accrued at the annual rate of 0.35%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended November 30, 2001 aggregated $402,470,426 and $225,756,389, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

Morgan Stanley Short-Term U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended November 30, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,528. At November 30, 2001, the Fund had an accrued pension liability of $50,494 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                          FOR THE SIX                  FOR THE YEAR
                                                         MONTHS ENDED                      ENDED
                                                       NOVEMBER 30, 2001               MAY 31, 2001
                                                  ---------------------------   ---------------------------
                                                          (unaudited)
                                                    SHARES         AMOUNT         SHARES         AMOUNT
                                                  -----------   -------------   -----------   -------------
Shares sold.....................................   34,836,551   $ 348,171,200    59,831,316   $ 592,776,438
Shares issued in reinvestment of dividends......      721,285       7,206,016     1,063,396      10,498,701
                                                  -----------   -------------   -----------   -------------
                                                   35,557,836     355,377,216    60,894,712     603,275,139
Shares repurchased..............................  (26,690,035)   (266,595,589)  (57,689,898)   (571,142,923)
                                                  -----------   -------------   -----------   -------------
Net increase....................................    8,867,801   $  88,781,627     3,204,814   $  32,132,216
                                                  ===========   =============   ===========   =============

6. Federal Income Tax Status

At May 31, 2001, the Fund had a net capital loss carryover of approximately $17,790,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

                   AMOUNT IN THOUSANDS
       ---------------------------------------------
        2003       2004    2005   2006   2007   2008
       -------    ------   ----   ----   ----   ----
       $10,057    $6,271   $333   $246   $22    $861
       =======    ======   ====   ====   ===    ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $180,000 during fiscal 2001.

As of May 31, 2001, the Fund had temporary book tax differences primarily attributable to post-October losses.

Morgan Stanley Short-Term U.S. Treasury Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2001 (UNAUDITED) continued

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. Risk Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in zero coupon U.S. Treasury securities. Zero coupon securities are subject to substantially greater market fluctuations during periods of changing prevailing interest rates than are comparable debt securities.

At November 30, 2001, the Fund did not hold positions in zero coupon securities.

9. Change in Accounting Policy

Effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $1,805,381 decrease in the cost of securities and a corresponding $1,805,381 decrease to undistributed net investment income based on securities held as of May 31, 2001.

The effect of this change for the six months ended November 30, 2001 was to decrease net investment income by $4,249,628; increase unrealized appreciation by $504,133; and increase net realized gains by $3,745,495. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Short-Term U.S. Treasury Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                FOR THE SIX                   FOR THE YEAR ENDED MAY 31
                                               MONTHS ENDED      ----------------------------------------------------
                                             NOVEMBER 30, 2001     2001       2000       1999       1998       1997
                                             -----------------   --------   --------   --------   --------   --------
                                                (unaudited)
Selected Per Share Data:

Net asset value, beginning of period.......        $ 9.96           $9.66      $9.90      $9.96      $9.85      $9.84
                                                   ------           -----      -----      -----      -----      -----

Income (loss) from investment operations:
    Net investment income..................          0.16            0.56       0.51       0.50       0.53       0.54
    Net realized and unrealized gain
      (loss)...............................          0.21            0.30      (0.24)     (0.06)      0.11      --
                                                   ------           -----      -----      -----      -----      -----

Total income from investment operations....          0.37            0.86       0.27       0.44       0.64       0.54
                                                   ------           -----      -----      -----      -----      -----

Less dividends from net investment
  income...................................         (0.31)          (0.56)     (0.51)     (0.50)     (0.53)     (0.53)
                                                   ------           -----      -----      -----      -----      -----

Net asset value, end of period.............        $10.02           $9.96      $9.66      $9.90      $9.96      $9.85
                                                   ======           =====      =====      =====      =====      =====

Total Return+..............................          3.82%(1)        9.12%      2.83%      4.50%      6.68%      5.63%

Ratios to Average Net Assets:
Expenses (before expense offset)...........          0.83%(2)(4)     0.74%      0.80%(3)     0.80%     0.82%     0.83%

Net investment income......................          3.71%(2)        5.66%      5.25%      4.95%      5.30%      5.42%

Supplemental Data:
Net assets, end of period, in thousands....      $398,716        $308,197   $267,933   $313,059   $241,025   $230,267

Portfolio turnover rate....................           103%(1)         236%       255%       164%        95%       149%

---------------------
     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.
    (4) Effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended November 30, 2001 was to decrease net investment income per share by $0.12, increase net realized and unrealized gain or loss per share by $0.12 and decrease the ratio of net investment income to average net assets by 2.48%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

W. David Armstrong
Vice President

Paul F. O'Brien
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please read the prospectus of the Fund. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
SHORT-TERM
U.S. TREASURY TRUST


Semiannual Report
November 30, 2001